UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2024

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street 10th Floor New York, NY		10013
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Olo Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting, virtually or by proxy, were stockholders who held 136,466,063 shares of common stock of the Company, representing approximately 89.66% of the voting power of the shares of common stock of the Company as of the close of business on April 22, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2024.

1.To elect three Class III directors: Brandon Gardner, David Frankel, and Zuhairah Washington, each to hold office until the Company’s annual meeting of stockholders in 2027;

2.To ratify the selection by the audit committee of the Company’s board of directors (the “Board”) of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to limit liability of certain officers as permitted by Delaware law; and

4.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1.Election of Directors

Nominee	For	Withhold	Broker Non-Vote
Brandon Gardner	561,910,587	15,707,298	9,781,478
David Frankel	541,245,631	36,372,254	9,781,478
Zuhairah Washington	570,971,870	6,646,015	9,781,478

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2027.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
587,245,843	42,931	110,589

Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation to Limit Liability of Certain Officers as Permitted by Delaware Law

For	Against	Abstain	Broker Non-Vote
531,878,361	44,828,952	910,572	9,781,478

Based on the votes set forth above, the stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to limit liability of certain officers as permitted by Delaware law.

4. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Vote
563,921,180	12,784,874	911,831	9,781,478

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

No other matters were submitted for stockholder action at the Annual Meeting.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.         Description
3.1             Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Olo Inc.
104            Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLO INC.
Dated: June 26, 2024

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)